Defined contribution plan	12 Months Ended
Dec. 31, 2025
Defined contribution plan
Defined contribution plan
14.	Defined contribution plan

Full time employees of the Group in the PRC, Australia and Singapore participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries make contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefit expenses, which were expensed as incurred, were nil, nil and US$67 for the years ended December 31, 2023, 2024 and 2025.